UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon®
INSTITUTIONAL FUNDS TRUST

2018 SEMI-ANNUAL REPORT

April 30, 2018

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	April 30, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶	We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The markets and U.S. economy were robust during calendar year 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

American Beacon Diversified FundSM

Performance Overview

April 30, 2018 (Unaudited)

The AAL Class of the Diversified Fund (the “Fund”) returned 2.20% for the six months ended April 30, 2018, underperforming the S&P 500 Index (the “Index”) return of 3.82% for the same period.

Total Returns for the Period ended April 30, 2018
	Ticker	6 Months*	1 Year	Since Inception (03/24/2017)
AAL Class (1,3)	ZABDFX	2.20%	9.42%	10.29%
S&P 500 Index (2)		3.82%	13.27%	13.86%

*	Not Annualized

(1)	Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2)	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

(3)	A portion of the fees charged to the AAL Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.984%, Due 1/31/2019		3.6
U.S. Treasury Notes/Bonds, 2.018%, Due 7/31/2018		2.5
Bank of America Corp.		1.6
U.S. Treasury Notes/Bonds, 1.914%, Due 4/30/2019		1.5
JPMorgan Chase & Co.		1.3
U.S. Treasury Notes/Bonds, 1.904%, Due 7/31/2019		1.2
Citigroup, Inc.		1.2
Microsoft Corp.		1.1
BP PLC, Sponsored ADR		0.9
American International Group, Inc.		0.8

Total Fund Holdings	591

Sector Allocation (% Equities)
Financials		23.5
Energy		13.0
Information Technology		11.8
Health Care		11.4
Consumer Discretionary		11.2
Industrials		10.5
Consumer Staples		6.5
Materials		5.1
Telecommunication Services		3.9
Utilities		2.0
Real Estate		1.1

American Beacon Diversified FundSM

Performance Overview

April 30, 2018 (Unaudited)

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations	52.6
Financial	13.6
U.S. Agency Mortgage-Backed Obligations	11.9
Consumer, Cyclical	5.7
Technology	3.0
Consumer, Non-Cyclical	2.4
Asset-Backed Obligations	2.3
Communications	2.3
Utilities	2.1
Energy	1.2
Industrial	1.2
Basic Materials	0.7
Foreign Sovereign Obligations	0.6
Commercial Mortgage-Backed Obligations	0.4

Country Allocation (% Investments)
United States	64.4
United Kingdom	6.6
Japan	4.5
France	3.6
Germany	2.6
Netherlands	2.4
Canada	2.1
Switzerland	1.6
China	1.4
Republic of Korea	1.1
Ireland	0.8
Denmark	0.8
Sweden	0.7
Norway	0.7
Taiwan	0.7
Australia	0.6
Bermuda	0.5
Brazil	0.5
Hong Kong	0.5
Spain	0.5
Singapore	0.4
Belgium	0.4
Luxembourg	0.4
South Africa	0.4
Thailand	0.3
Italy	0.3
Turkey	0.2
India	0.2
Israel	0.2
Finland	0.2
Portugal	0.2
Indonesia	0.1
Ghana	0.1

American Beacon Diversified FundSM

Expense Examples

April 30, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in a Class and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified Fund
	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid During Period 11/1/2017-4/30/2018*
AAL
Actual	$1,000.00	$1,022.00	$2.16
Hypothetical**	$1,000.00	$1,022.70	$2.16

*	Expenses are equal to the Fund’s annualized net expense ratio for the six-month period of 0.43% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29%
Consumer Discretionary - 7.98%
Auto Components - 1.25%
Adient PLC	6,900	$422,901
Cie Generale des Etablissements MichelinA	16,799	2,357,481
Goodyear Tire & Rubber Co.	63,200	1,586,952
Magna International, Inc.	34,000	2,006,000
Sumitomo Rubber Industries Ltd.A	25,000	447,076
Valeo S.A.A	14,020	932,964

		7,753,374

Automobiles - 0.89%
General Motors Co.	106,100	3,898,114
Harley-Davidson, Inc.	11,900	489,447
Isuzu Motors Ltd.A	72,900	1,114,974

		5,502,535

Hotels, Restaurants & Leisure - 0.49%
Carnival Corp.	5,400	340,524
Compass Group PLCA	77,965	1,672,291
Norwegian Cruise Line Holdings Ltd.B	19,400	1,037,318

		3,050,133

Household Durables - 1.09%
DR Horton, Inc.	24,200	1,068,188
Lennar Corp., Class A	30,400	1,607,856
Lennar Corp., Class B	666	28,431
Panasonic Corp.A	78,400	1,161,845
Sony Corp.A	16,500	812,586
Sony Corp., ADR	32,200	1,475,726
Tupperware Brands Corp.	14,100	628,296

		6,782,928

Leisure Products - 0.23%
Yamaha Corp.A	29,000	1,402,367

Media - 1.66%
CBS Corp., Class B, NVDR	15,500	762,600
Cinemark Holdings, Inc.	12,900	505,293
Comcast Corp., Class A	122,114	3,833,158
Discovery, Inc., Class AB C	34,700	820,655
Discovery, Inc., Class CB	49,700	1,104,334
Informa PLCA	93,287	947,767
Interpublic Group of Cos, Inc.	14,000	330,260
Omnicom Group, Inc.	3,700	272,542
SES S.A.A C	77,967	1,202,259
Walt Disney Co.	5,200	521,716

		10,300,584

Multiline Retail - 0.89%
Dollar General Corp.	24,200	2,336,026
Don Quijote Holdings Co., Ltd.A	42,800	2,304,478
Ryohin Keikaku Co., Ltd.A	2,500	854,466

		5,494,970

Specialty Retail - 1.39%
Advance Auto Parts, Inc.	9,200	1,052,940
Bed Bath & Beyond, Inc.	16,500	288,090
Dick’s Sporting Goods, Inc.	18,000	595,620

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Consumer Discretionary - 7.98% (continued)
Specialty Retail - 1.39% (continued)
Home Depot, Inc.	12,400	$2,291,520
Kingfisher PLCA	296,789	1,236,458
Lowe’s Cos, Inc.	27,300	2,250,339
Mr Price Group Ltd.A	39,448	864,518

		8,579,485

Textiles, Apparel & Luxury Goods - 0.09%
Hanesbrands, Inc.	30,900	570,723

Total Consumer Discretionary		49,437,099

Consumer Staples - 4.75%
Beverages - 1.41%
Anheuser-Busch InBev S.A.A C	11,985	1,186,628
Carlsberg A/S, Class BA	10,564	1,181,106
Coca-Cola Co.	29,900	1,291,979
Diageo PLCA	21,814	775,919
Kirin Holdings Co., Ltd.A	46,400	1,300,623
Molson Coors Brewing Co., Class B	13,300	947,492
PepsiCo, Inc.	8,000	807,520
Suntory Beverage & Food Ltd.A	25,800	1,269,517

		8,760,784

Food & Staples Retailing - 0.54%
Kroger Co.	49,600	1,249,424
Seven & i Holdings Co., Ltd.A	17,100	751,150
Walgreens Boots Alliance, Inc.	20,000	1,329,000

		3,329,574

Food Products - 0.59%
Archer-Daniels-Midland Co.	26,300	1,193,494
Ezaki Glico Co., Ltd.A	3,900	210,237
Kellogg Co.	5,600	329,840
Mondelez International, Inc., Class A	48,200	1,903,900

		3,637,471

Health Care Providers & Services - 0.42%
CVS Health Corp.	36,900	2,576,727

Personal Products - 0.89%
Kao Corp.A	16,920	1,214,650
Unilever N.V.	28,200	1,610,784
Unilever PLCA	28,143	1,577,087
Unilever PLC, ADR	20,100	1,124,997

		5,527,518

Tobacco - 0.90%
Altria Group, Inc.	24,100	1,352,251
British American Tobacco PLCA	33,720	1,852,990
Imperial Brands PLC, Sponsored ADR	29,000	1,054,730
Philip Morris International, Inc.	16,200	1,328,400

		5,588,371

Total Consumer Staples		29,420,445

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Energy - 9.44%
Energy Equipment & Services - 1.31%
Halliburton Co.	43,700	$2,315,663
Helmerich & Payne, Inc.	10,600	737,230
National Oilwell Varco, Inc.	23,700	916,479
Oceaneering International, Inc.	20,100	426,924
SBM Offshore N.V.A	69,470	1,163,402
Schlumberger Ltd.	21,700	1,487,752
Tenaris S.A.A	58,066	1,086,820

		8,134,270

Oil, Gas & Consumable Fuels - 8.13%
Anadarko Petroleum Corp.	15,200	1,023,264
Andeavor	7,600	1,051,232
Apache Corp.	55,100	2,256,345
BP PLC, Sponsored ADR	127,998	5,707,431
BP PLCA	329,930	2,437,642
Canadian Natural Resources Ltd.	76,900	2,774,552
Chevron Corp.	16,800	2,101,848
ConocoPhillips	74,600	4,886,300
Devon Energy Corp.	49,600	1,801,968
Eni SpAA	81,433	1,589,150
EQT Corp.	8,301	416,627
Galp Energia SGPS S.A.A	48,140	921,955
Hess Corp.	30,700	1,749,593
Husky Energy, Inc.	37,500	524,553
Inpex Corp.A	64,900	831,216
Kinder Morgan, Inc.	50,900	805,238
Kosmos Energy Ltd.B	53,300	375,232
Marathon Oil Corp.	105,400	1,923,550
Murphy Oil Corp.	32,300	972,553
Phillips 66	43,300	4,819,723
Pioneer Natural Resources Co.	6,800	1,370,540
Royal Dutch Shell PLC, Class A, Sponsored ADR	16,700	1,167,330
Royal Dutch Shell PLC, Class AA	70,794	2,460,632
Royal Dutch Shell PLC, Class BA	70,835	2,530,358
Statoil ASAA	54,540	1,395,842
Suncor Energy, Inc.	16,000	611,862
Total S.A.A	29,254	1,837,046

		50,343,582

Total Energy		58,477,852

Financials - 17.00%
Banks - 9.54%
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADR	206,453	1,664,011
Bangkok Bank PCLA	161,600	1,030,017
Bank of America Corp.	323,600	9,682,112
Bank of Ireland Group PLCA	104,631	938,100
Barclays PLCA	464,310	1,325,052
BNP Paribas S.A.A	20,190	1,556,118
BNP Paribas S.A., ADRC	19,200	739,200
BOK Financial Corp.	11,300	1,137,684
CIT Group, Inc.	7,600	402,420
Citigroup, Inc.	109,000	7,441,430
Citizens Financial Group, Inc.	19,800	821,502
Credit Agricole S.A.A	16,772	275,557
Cullen/Frost Bankers, Inc.	10,700	1,224,615
DBS Group Holdings Ltd.A	60,240	1,391,614

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Financials - 17.00% (continued)
Banks - 9.54% (continued)
East West Bancorp, Inc.	23,600	$1,572,232
Hana Financial Group, Inc.A	27,147	1,206,637
HSBC Holdings PLCA	172,800	1,725,006
ICICI Bank Ltd., ADR	159,250	1,355,218
ING Groep N.V.A	68,358	1,146,833
JPMorgan Chase & Co.	71,700	7,799,526
Kasikornbank PCLA	100,100	635,613
KB Financial Group, Inc., ADR	14,620	824,568
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	1,048,760
National Bank of Canada	31,567	1,499,245
Nordea Bank ABA	105,495	1,070,099
PNC Financial Services Group, Inc.	8,100	1,179,441
Societe Generale S.A.A	18,044	988,360
Standard Chartered PLCA	145,020	1,527,572
Sumitomo Mitsui Financial Group, Inc.A	31,100	1,290,815
Wells Fargo & Co.	88,600	4,603,656

		59,103,013

Capital Markets - 1.79%
Ameriprise Financial, Inc.	12,900	1,808,709
Bank of New York Mellon Corp.	6,800	370,668
Blackstone Group LP, MLP	57,500	1,779,625
Goldman Sachs Group, Inc.	3,700	881,821
Julius Baer Group Ltd.A B	16,971	1,007,510
KKR & Co. LP	135,100	2,828,994
Morgan Stanley	6,800	351,016
State Street Corp.	7,000	698,460
UBS Group AGA B	82,290	1,382,590

		11,109,393

Consumer Finance - 1.43%
Ally Financial, Inc.	18,500	482,850
Capital One Financial Corp.	33,000	2,990,460
Discover Financial Services	14,400	1,026,000
Navient Corp.	42,300	560,898
OneMain Holdings, Inc.B	22,300	687,955
Santander Consumer USA Holdings, Inc.	63,200	1,166,040
SLM Corp.B	119,300	1,369,564
Synchrony Financial	18,400	610,328

		8,894,095

Diversified Financial Services - 0.29%
Berkshire Hathaway, Inc., Class BB	9,300	1,801,689

Insurance - 3.89%
Aegon N.V.A	202,270	1,478,145
AIA Group Ltd.A	55,800	498,192
American International Group, Inc.	93,800	5,252,800
Aon PLC	11,900	1,695,393
AXA S.A.A C	43,170	1,234,054
BB Seguridade Participacoes S.A., Sponsored ADRC	107,100	852,516
China Life Insurance Co., Ltd., Class HA	352,000	997,145
Chubb Ltd.	10,300	1,397,401
Ping An Insurance Group Co. of China Ltd., Class HA	87,000	849,670
Prudential PLCA	108,834	2,791,305
RSA Insurance Group PLCA	62,675	566,485
Sampo OYJ, Class AA	21,812	1,173,277

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Financials - 17.00% (continued)
Insurance - 3.89% (continued)
Sanlam Ltd.A	208,207	$1,313,785
Travelers Companies, Inc.	7,800	1,026,480
XL Group Ltd.	53,100	2,951,829

		24,078,477

Thrifts & Mortgage Finance - 0.06%
Radian Group, Inc.	25,900	370,370

Total Financials		105,357,037

Health Care - 8.19%
Biotechnology - 1.58%
AbbVie, Inc.	21,000	2,027,550
Amgen, Inc.	10,700	1,866,936
Biogen, Inc.B	1,900	519,840
Celgene Corp.B	5,300	461,630
Gilead Sciences, Inc.	9,300	671,739
Portola Pharmaceuticals, Inc.B	10,100	364,913
Shire PLCA	63,094	3,352,997
Shire PLC, ADR	3,400	542,062

		9,807,667

Health Care Equipment & Supplies - 1.41%
Danaher Corp.	20,700	2,076,624
Koninklijke Philips N.V.	28,067	1,184,989
Medtronic PLC	58,800	4,711,644
Zimmer Biomet Holdings, Inc.	6,300	725,571

		8,698,828

Health Care Providers & Services - 1.07%
Acadia Healthcare Co., Inc.B	30,700	1,092,306
Anthem, Inc.	16,800	3,964,632
Fresenius Medical Care AG & Co. KGaAA	2,667	271,589
Fresenius SE & Co. KGaAA	9,566	730,323
Sinopharm Group Co., Ltd., Class HA	137,200	578,096

		6,636,946

Life Sciences Tools & Services - 0.31%
MorphoSys AGA B	11,230	1,163,991
QIAGEN N.V.A B	22,810	749,713

		1,913,704

Pharmaceuticals - 3.82%
Astellas Pharma, Inc.A	84,900	1,244,218
Bayer AGA	11,400	1,364,689
GlaxoSmithKline PLC, Sponsored ADRC	29,600	1,187,256
GlaxoSmithKline PLCA	23,110	463,745
Horizon Pharma PLCB	36,800	487,232
Jazz Pharmaceuticals PLCB	2,500	380,100
Johnson & Johnson	9,600	1,214,304
Mallinckrodt PLCB C	13,600	176,800
Merck & Co., Inc.	31,500	1,854,405
Merck KGaAA	11,750	1,150,554
Mylan N.V.B	20,800	806,208
Novartis AG, Sponsored ADR	18,100	1,388,089
Novartis AGA	35,920	2,762,829

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Health Care - 8.19% (continued)
Pharmaceuticals - 3.82% (continued)
Pfizer, Inc.	63,600	$2,328,396
Roche Holding AGA	6,690	1,484,255
SanofiA	19,080	1,506,031
Sanofi, ADR	44,200	1,737,944
Teva Pharmaceutical Industries Ltd., Sponsored ADR	70,592	1,269,244
UCB S.A.A C	11,490	865,867

		23,672,166

Total Health Care		50,729,311

Industrials - 7.60%
Aerospace & Defense - 1.44%
BAE Systems PLCA	181,490	1,523,029
Embraer S.A., Sponsored ADR	12,600	317,772
General Dynamics Corp.	12,000	2,415,720
Raytheon Co.	8,000	1,639,520
Rolls-Royce Holdings PLC, C Shares EntitlementB	5,987,430	8,243
Rolls-Royce Holdings PLCA B	84,330	970,314
Safran S.A.A	11,356	1,331,840
United Technologies Corp.	5,800	696,870

		8,903,308

Air Freight & Logistics - 0.12%
Deutsche Post AGA	16,463	716,893

Airlines - 0.78%
American Airlines Group, Inc.	24,340	1,044,916
Delta Air Lines, Inc.	24,100	1,258,502
Ryanair Holdings PLC, Sponsored ADRB	12,262	1,348,452
United Continental Holdings, Inc.B	17,100	1,154,934

		4,806,804

Building Products - 1.25%
Assa Abloy AB, Class BA	77,447	1,617,935
Cie de Saint-GobainA	32,939	1,720,215
Johnson Controls International PLC	130,900	4,433,583

		7,771,733

Construction & Engineering - 0.37%
AECOMB	16,200	557,928
Vinci S.A.A	17,379	1,735,352

		2,293,280

Electrical Equipment - 0.32%
Eaton Corp. PLC	6,700	502,701
Melrose Industries PLCA	217,610	681,673
Vestas Wind Systems A/SA	12,834	829,087

		2,013,461

Industrial Conglomerates - 1.01%
CK Hutchison Holdings Ltd.A	105,000	1,240,114
General Electric Co.	159,600	2,245,572
Honeywell International, Inc.	9,400	1,359,992
Siemens AGA	11,108	1,413,046

		6,258,724

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Industrials - 7.60% (continued)
Machinery - 0.88%
CNH Industrial N.V.C	104,000	$1,274,000
Cummins, Inc.	8,000	1,278,880
IHI Corp.A	28,100	921,658
Oshkosh Corp.	23,400	1,688,544
PACCAR, Inc.	4,700	299,249

		5,462,331

Marine - 0.19%
AP Moller - Maersk A/S, Class BA	731	1,170,529

Professional Services - 0.28%
Wolters Kluwer N.V.A	32,587	1,758,183

Road & Rail - 0.12%
Canadian National Railway Co.	9,300	718,315

Trading Companies & Distributors - 0.75%
AerCap Holdings N.V.B	25,200	1,313,676
Ferguson PLCA	24,465	1,869,047
Howden Joinery Group PLCA	97,827	641,608
Travis Perkins PLCA	47,413	824,969

		4,649,300

Transportation Infrastructure - 0.09%
Macquarie Infrastructure Corp.	15,200	576,080

Total Industrials		47,098,941

Information Technology - 8.56%
Communications Equipment - 0.56%
Cisco Systems, Inc.	37,500	1,660,875
Telefonaktiebolaget LM Ericsson, Sponsored ADR	236,900	1,788,595

		3,449,470

Electronic Equipment, Instruments & Components - 0.37%
Corning, Inc.	53,600	1,448,272
Omron Corp.A	9,700	524,783
TE Connectivity Ltd.	3,500	321,125

		2,294,180

Internet Software & Services - 0.76%
Baidu, Inc., Sponsored ADRB	4,780	1,199,302
NetEase, Inc., ADR	1,300	334,191
Tencent Holdings Ltd.A	47,700	2,341,902
Yandex N.V., Class AB	25,500	850,680

		4,726,075

IT Services - 0.87%
Capgemini SEA	9,289	1,274,858
Cielo S.A., Sponsored ADRC	186,493	1,023,847
First Data Corp., Class AB	57,600	1,042,560
PayPal Holdings, Inc.B	23,100	1,723,491
Teradata Corp.B	8,500	347,820

		5,412,576

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Information Technology - 8.56% (continued)
Semiconductors & Semiconductor Equipment - 1.45%
Infineon Technologies AGA	30,228	$774,184
Microchip Technology, Inc.	22,000	1,840,520
Micron Technology, Inc.B	33,800	1,554,124
QUALCOMM, Inc.	27,000	1,377,270
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	84,610	3,253,254
Versum Materials, Inc.	5,500	193,490

		8,992,842

Software - 3.16%
Adobe Systems, Inc.B	15,100	3,346,160
ANSYS, Inc.B	11,000	1,778,260
Microsoft Corp.	75,500	7,060,760
Nexon Co., Ltd.A B	59,800	869,709
Oracle Corp.	97,000	4,429,990
SAP SEA	18,516	2,063,763

		19,548,642

Technology Hardware, Storage & Peripherals - 1.39%
Hewlett Packard Enterprise Co.	173,100	2,951,355
Pegatron Corp., GDR	29,280	343,899
Pegatron Corp.A	97,000	226,291
Quanta Computer, Inc., GDRD	41,500	379,422
Samsung Electronics Co., Ltd., GDRA	1,411	1,742,532
Samsung Electronics Co., Ltd., GDR	2,414	2,990,946

		8,634,445

Total Information Technology		53,058,230

Materials - 3.69%
Chemicals - 1.84%
Air Liquide S.A.A	9,394	1,220,503
Air Products & Chemicals, Inc.	14,000	2,272,060
Akzo Nobel N.V.A	2,705	243,501
DowDuPont, Inc.	39,000	2,466,360
Eastman Chemical Co.	6,600	673,728
LANXESS AGA	16,540	1,224,833
Novozymes A/S, Class BA	13,383	630,939
PPG Industries, Inc.	16,200	1,715,256
Yara International ASAA	22,570	947,906

		11,395,086

Construction Materials - 0.62%
CRH PLCA	31,110	1,103,076
HeidelbergCement AGA	11,640	1,141,337
Martin Marietta Materials, Inc.	8,200	1,597,114

		3,841,527

Containers & Packaging - 0.28%
Crown Holdings, Inc.B	18,500	922,040
International Paper Co.	15,200	783,712

		1,705,752

Metals & Mining - 0.95%
BHP Billiton PLCA	97,052	2,057,265
Goldcorp, Inc.	35,900	476,449
Reliance Steel & Aluminum Co.	11,500	1,011,080
Sumitomo Metal Mining Co., Ltd.A	18,100	771,287

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Materials - 3.69% (continued)
Metals & Mining - 0.95% (continued)
thyssenkrupp AGA	17,940	$467,844
Wheaton Precious Metals Corp.	54,600	1,133,292

		5,917,217

Total Materials		22,859,582

Real Estate - 0.79%
Equity Real Estate Investment Trusts (REITs) - 0.11%
Equity LifeStyle Properties, Inc.	1,750	156,030
Sun Communities, Inc.	5,796	543,955

		699,985

Real Estate Management & Development - 0.68%
CK Asset Holdings Ltd.A	126,500	1,090,517
Daiwa House Industry Co., Ltd.A	56,136	2,056,932
Mitsui Fudosan Co., Ltd.A	40,200	1,030,704

		4,178,153

Total Real Estate		4,878,138

Telecommunication Services - 2.80%
Diversified Telecommunication Services - 1.51%
AT&T, Inc.	47,913	1,566,755
BT Group PLCA	168,260	576,092
China Telecom Corp. Ltd., Class HA	2,516,000	1,218,155
Singapore Telecommunications Ltd.A	472,500	1,255,675
Telefonica Deutschland Holding AGA	204,176	975,553
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	27,200	741,200
Telenor ASAA	90,263	1,996,310
Verizon Communications, Inc.	21,100	1,041,285

		9,371,025

Wireless Telecommunication Services - 1.29%
China Mobile Ltd.A	101,000	960,503
KDDI Corp.A	35,600	955,703
SoftBank Group Corp.A	18,200	1,410,964
Turkcell Iletisim Hizmetleri A/S, ADR	162,700	1,407,355
Vodafone Group PLC, Sponsored ADR	56,300	1,655,783
Vodafone Group PLCA	553,420	1,610,255

		8,000,563

Total Telecommunication Services		17,371,588

Utilities - 1.49%
Electric Utilities - 0.73%
Entergy Corp.	14,400	1,174,896
Orsted A/SA D	12,915	849,516
PPL Corp.	23,600	686,760
Red Electrica Corp. S.A.A	50,568	1,052,547
Southern Co.	16,200	747,144

		4,510,863

Gas Utilities - 0.20%
National Fuel Gas Co.	24,850	1,276,047

Independent Power & Renewable Electricity Producers - 0.17%
AES Corp.	84,100	1,029,384

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.29% (continued)
Utilities - 1.49% (continued)
Multi-Utilities - 0.27%
Innogy SEA D	15,920	$701,713
Veolia Environnement S.A.A	40,059	948,525

		1,650,238

Water Utilities - 0.12%
Cia de Saneamento Basico do Estado de Sao Paulo, ADRB	73,400	732,532

Total Utilities		9,199,064

Total Common Stocks (Cost $409,630,711)		447,887,287

PREFERRED STOCKS - 0.17%
Consumer Discretionary - 0.12%
Automobiles - 0.12%
Volkswagen AGA E	3,456	715,685

Health Care - 0.05%
Health Care Equipment & Supplies - 0.05%
Draegerwerk AG & Co. KGaAA E	4,300	316,736

Total Preferred Stocks (Cost $1,177,514)		1,032,421

	Principal Amount

CORPORATE OBLIGATIONS - 7.06%
Basic Materials - 0.10%
Dow Chemical Co., 3.500%, Due 10/1/2024	$321,000	313,846
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	108,439
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	85,503
4.000%, Due 8/1/2023	85,000	86,789

		594,577

Communications - 0.50%
Amazon.com, Inc., 3.875%, Due 8/22/2037D	115,000	113,988
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	133,153
4.500%, Due 5/15/2035	194,000	184,954
6.350%, Due 3/15/2040	95,000	107,984
Charter Communications Operating LLC, 3.750%, Due 2/15/2028	205,000	187,022
Comcast Corp.,
3.150%, Due 3/1/2026	151,000	143,790
3.900%, Due 3/1/2038	150,000	142,004
eBay, Inc., 2.150%, Due 6/5/2020	145,000	142,241
NBCUniversal Enterprise, Inc., 2.708%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)D F	1,405,000	1,412,635
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	94,085
Verizon Communications, Inc.,
3.376%, Due 2/15/2025	162,000	156,529
4.125%, Due 3/16/2027	265,000	264,961

		3,083,346

Consumer, Cyclical - 1.39%
American Honda Finance Corp., 1.700%, Due 2/22/2019	220,000	218,506
BMW US Capital LLC, 2.705%, Due 4/6/2020, (3-mo. USD LIBOR + 0.380%)D F	915,000	917,518
Costco Wholesale Corp., 2.150%, Due 5/18/2021	430,000	420,163
CVS Health Corp., 2.125%, Due 6/1/2021	155,000	149,505
Daimler Finance North America LLC, 2.354%, Due 2/22/2021D G	1,270,000	1,272,430
Delphi Corp., 4.150%, Due 3/15/2024	235,000	238,224
Dollar General Corp., 4.125%, Due 5/1/2028	90,000	89,265
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	153,868
Ford Motor Credit Co. LLC,
3.025%, Due 6/15/2018, (3-mo. USD LIBOR + 0.900%)F	508,000	508,495
3.331%, Due 1/9/2020, (3-mo. USD LIBOR + 1.000%)F	733,000	740,341
2.835%, Due 4/5/2021G	840,000	843,449
3.810%, Due 1/9/2024	140,000	136,432

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.06% (continued)
Consumer, Cyclical - 1.39% (continued)
General Motors Financial Co., Inc.,
3.272%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)F	$1,450,000	$1,463,357
3.150%, Due 6/30/2022	145,000	141,069
Home Depot, Inc.,
2.700%, Due 4/1/2023	113,000	110,175
3.350%, Due 9/15/2025	150,000	147,981
McDonald’s Corp., 3.700%, Due 1/30/2026	257,000	256,514
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	90,833
2.200%, Due 9/15/2019	113,000	112,302
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	118,496
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	505,000	501,614

		8,630,537

Consumer, Non-Cyclical - 0.53%
Abbott Laboratories,
2.350%, Due 11/22/2019	82,000	81,285
4.900%, Due 11/30/2046	135,000	146,081
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	144,687
4.300%, Due 5/14/2036	158,000	152,793
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	136,209
Anheuser-Busch InBev Finance, Inc.,
2.650%, Due 2/1/2021	255,000	252,042
3.650%, Due 2/1/2026	300,000	293,310
Anheuser-Busch InBev Worldwide, Inc., 4.375%, Due 4/15/2038	65,000	64,233
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	142,568
Baxalta, Inc., 4.000%, Due 6/23/2025	148,000	144,977
Becton Dickinson and Co., 3.125%, Due 11/8/2021	161,000	158,404
Celgene Corp., 5.250%, Due 8/15/2043	100,000	105,071
CVS Health Corp., 5.050%, Due 3/25/2048	90,000	91,431
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	42,591
Humana, Inc., 3.150%, Due 12/1/2022	155,000	152,806
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	65,595
Kraft Heinz Foods Co., 5.000%, Due 7/15/2035	120,000	121,636
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	178,544
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	91,269
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	101,260
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	188,392
3.950%, Due 10/15/2042	110,000	105,659
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	197,467
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	143,044

		3,301,354

Energy - 0.21%
Buckeye Partners LP, 4.875%, Due 2/1/2021	85,000	87,100
Chevron Corp., 1.790%, Due 11/16/2018	180,000	179,492
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	109,937
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	113,679
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	107,320
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	83,504
MPLX LP,
4.875%, Due 12/1/2024	143,000	148,242
5.200%, Due 3/1/2047	49,000	50,112
Phillips 66, 4.300%, Due 4/1/2022	88,000	91,085
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	53,805
3.750%, Due 3/1/2028	115,000	109,626
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	62,071
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	51,166
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	75,912

		1,323,051

Financial - 2.76%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	130,430
American Express Co.,
3.400%, Due 2/27/2023	305,000	302,601
4.050%, Due 12/3/2042	185,000	180,486

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.06% (continued)
Financial - 2.76% (continued)
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)F	$420,000	$413,433
5.000%, Due 1/21/2044	420,000	454,090
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	249,000	248,473
3.250%, Due 5/16/2027	270,000	258,517
BB&T Corp., 2.750%, Due 4/1/2022	315,000	307,992
Boston Properties LP, 3.650%, Due 2/1/2026	250,000	241,191
Capital One Financial Corp., 2.450%, Due 4/24/2019	225,000	224,331
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	190,000	183,304
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	121,640
Citibank NA, 2.189%, Due 2/12/2021G	1,125,000	1,125,783
Citigroup, Inc.,
3.700%, Due 1/12/2026	267,000	259,073
3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	270,000	262,440
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	151,124
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	137,768
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	80,764
Goldman Sachs Group, Inc.,
2.556%, Due 2/23/2023G	2,260,000	2,260,949
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	345,000	333,585
3.500%, Due 1/23/2025	130,000	125,633
3.272%, Due 9/29/2025G	140,000	133,148
HCP, Inc., 2.625%, Due 2/1/2020	155,000	153,130
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	97,077
JPMorgan Chase & Co.,
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	245,000	237,779
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	215,000	200,174
JPMorgan Chase Bank NA, 2.673%, Due 9/21/2018, (3-mo. USD LIBOR + 0.450%)F	233,000	233,317
KeyCorp, 5.100%, Due 3/24/2021	125,000	131,170
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023D	122,000	123,727
Mastercard, Inc., 3.375%, Due 4/1/2024	225,000	225,357
Metropolitan Life Global Funding I,
2.398%, Due 9/19/2019D G	770,000	771,149
2.561%, Due 1/8/2021D G	1,145,000	1,145,318
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	345,505
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	230,000	218,663
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,203
2.950%, Due 2/7/2024	125,000	120,797
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	219,139
Public Storage, 2.370%, Due 9/15/2022	200,000	191,564
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	198,483
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	348,889
State Street Corp., 3.550%, Due 8/18/2025	225,000	223,802
SunTrust Bank, 2.450%, Due 8/1/2022	235,000	225,657
Travelers Companies, Inc., 4.000%, Due 5/30/2047	135,000	131,623
US Bancorp, 1.950%, Due 11/15/2018	560,000	558,922
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	78,030
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	147,428
3.150%, Due 12/14/2025	180,000	175,526
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	133,220
2.550%, Due 12/7/2020	160,000	157,654
3.387%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	1,968,000	2,004,626
3.000%, Due 10/23/2026	160,000	147,230
4.750%, Due 12/7/2046	135,000	133,203

		17,112,117

Industrial - 0.30%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	125,717
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	187,423
Eaton Corp.
5.600%, Due 5/15/2018	83,000	83,092
2.750%, Due 11/2/2022	140,000	135,620
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	225,247
2.150%, Due 9/8/2022	155,000	147,546
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	135,325

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.06% (continued)
Industrial - 0.30% (continued)
Northrop Grumman Corp., 3.850%, Due 4/15/2045	$235,000	$215,490
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	254,771
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	139,608
United Technologies Corp., 1.900%, Due 5/4/2020	205,000	201,117

		1,850,956

Technology - 0.75%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	139,299
Apple, Inc., 2.850%, Due 5/11/2024	415,000	402,546
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	136,766
Broadcom Corp., 2.375%, Due 1/15/2020	44,000	43,374
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	142,300
Dell International LLC / EMC Corp., 4.420%, Due 6/15/2021D	320,000	325,984
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,112,000	2,170,039
Intel Corp., 3.300%, Due 10/1/2021	154,000	155,510
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	256,608
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	244,020
4.300%, Due 7/8/2034	248,000	257,913
QUALCOMM, Inc.,
2.100%, Due 5/20/2020	155,000	154,445
3.000%, Due 5/20/2022	105,000	102,363
Xilinx, Inc., 2.950%, Due 6/1/2024	135,000	128,262

		4,659,429

Utilities - 0.52%
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	308,000	386,035
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	63,935
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	113,798
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	152,595
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	281,784
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	218,522
Edison International, 2.950%, Due 3/15/2023	153,000	147,666
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	122,000	121,716
Florida Power & Light Co., 3.950%, Due 3/1/2048	95,000	94,543
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	109,665
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	176,963
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	196,065
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	90,000	89,736
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	100,620
3.950%, Due 3/30/2048	155,000	143,272
Southern Co.,
2.150%, Due 9/1/2019	98,000	96,939
2.750%, Due 6/15/2020	259,000	256,622
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	92,048
4.950%, Due 12/15/2046, Series F	93,000	94,737
Union Electric Co., 6.700%, Due 2/1/2019	104,000	106,948
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	167,980

		3,212,189

Total Corporate Obligations (Cost $44,352,077)		43,767,556

FOREIGN CORPORATE OBLIGATIONS - 0.87%
Basic Materials - 0.07%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	205,000	194,385
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	147,680
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	85,000	85,794

		427,859

Communications - 0.06%
Bell Canada, Inc., 4.464%, Due 4/1/2048	80,000	78,866
Rogers Communications, Inc., 3.625%, Due 12/15/2025	195,000	190,062
TELUS Corp., 2.800%, Due 2/16/2027	106,000	96,755

		365,683

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 0.87% (continued)
Consumer, Non-Cyclical - 0.07%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	$120,000	$121,111
Sanofi, 4.000%, Due 3/29/2021	150,000	154,008
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	155,668

		430,787

Energy - 0.09%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	128,208
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	146,886
Shell International Finance B.V., 1.625%, Due 11/10/2018	280,000	278,973

		554,067

Financial - 0.58%
Bank of Montreal, 1.750%, Due 9/11/2019	275,000	271,122
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	272,000	267,620
Macquarie Bank Ltd., 2.662%, Due 4/4/2019D G	760,000	760,067
National Australia Bank Ltd., 2.414%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)D F	875,000	878,945
Royal Bank of Canada,
2.125%, Due 3/2/2020	270,000	265,574
3.200%, Due 4/30/2021	320,000	320,156
Toronto-Dominion Bank,
2.625%, Due 9/10/2018	330,000	330,276
2.550%, Due 1/25/2021	225,000	221,669
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	143,171
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	153,100

		3,611,700

Total Foreign Corporate Obligations (Cost $5,454,428)		5,390,096

FOREIGN SOVEREIGN OBLIGATIONS - 0.15%
European Investment Bank, 2.375%, Due 6/15/2022	235,000	230,246
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	208,531
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	248,532
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	219,410

Total Foreign Sovereign Obligations (Cost $935,121)		906,719

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	345,000	345,282
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	273,613

Total Commercial Mortgage-Backed Obligations (Cost $636,065)		618,895

ASSET-BACKED OBLIGATIONS - 0.57%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	458,359
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	212,000	210,175
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	285,272
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	286,776
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	391,192
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	379,454
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	271,925
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	311,365
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	386,000	383,391
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	162,970
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	162,624
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	205,559

Total Asset-Backed Obligations (Cost $3,549,033)		3,509,062

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.92%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	38,434	38,951
3.500%, Due 9/1/2028	263,397	267,090
3.500%, Due 7/1/2042	247,285	247,582
3.500%, Due 11/1/2047	491,776	488,781
Federal National Mortgage Association,
4.000%, Due 5/1/2026	160,352	164,622
4.000%, Due 6/1/2026	323,644	335,685
3.500%, Due 1/1/2028	120,687	122,250
3.000%, Due 4/1/2032	652,160	647,347

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.92% (continued)
Federal National Mortgage Association, (continued)
4.500%, Due 4/1/2034	$178,003	$187,247
3.500%, Due 6/1/2037	346,660	349,120
5.500%, Due 6/1/2038	31,075	33,953
5.000%, Due 5/1/2040	240,106	257,969
5.000%, Due 6/1/2040	183,175	196,980
4.500%, Due 10/1/2041	361,180	379,979
5.000%, Due 3/1/2042	106,660	114,666
3.500%, Due 7/1/2043	169,793	169,658
4.000%, Due 11/1/2044	146,974	151,429
4.000%, Due 7/1/2045	1,078,393	1,101,717
3.500%, Due 8/1/2045	157,961	157,151
3.000%, Due 4/1/2046	243,683	235,445
3.500%, Due 5/1/2046	598,258	594,820
3.000%, Due 6/1/2046	1,766,756	1,707,027
4.000%, Due 7/1/2046	740,294	755,789
3.000%, Due 11/1/2046	912,292	882,598
3.500%, Due 11/1/2046	978,096	973,401
3.500%, Due 3/1/2047	127,294	126,522
4.500%, Due 7/1/2047	159,337	166,120
4.000%, Due 10/1/2047	326,786	333,338
4.000%, Due 11/1/2047	584,182	596,257
4.500%, Due 12/1/2047	155,886	162,861
4.500%, Due 2/1/2048	903,275	944,442
4.500%, Due 4/1/2048	289,320	302,215
Government National Mortgage Association,
5.000%, Due 10/15/2039	116,568	125,246
3.500%, Due 9/15/2041	321,244	323,377
3.000%, Due 1/20/2046	634,609	621,794
3.000%, Due 6/20/2046	318,080	311,016
3.500%, Due 8/20/2047	201,051	201,515
3.500%, Due 10/20/2047	249,438	250,023
4.000%, Due 12/20/2047	1,011,551	1,035,969
4.000%, Due 1/20/2048	1,112,840	1,140,731
4.500%, Due 2/20/2048	610,576	635,752
4.500%, Due 4/20/2048	270,000	281,540

Total U.S. Agency Mortgage-Backed Obligations (Cost $18,540,453)		18,119,975

U.S. TREASURY OBLIGATIONS - 12.96%
U.S. Treasury Notes/Bonds,
2.018%, Due 7/31/2018, (3-mo. Treasury money market yield + 0.174%)F	15,480,000	15,488,430
1.984%, Due 1/31/2019, (3-mo. Treasury money market yield + 0.140%)F	22,104,000	22,135,703
1.914%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)F	9,185,000	9,195,788
0.750%, Due 7/15/2019	2,555,000	2,506,694
1.904%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)F	7,490,000	7,499,147
1.877%, Due 4/30/2020G	4,000,000	4,000,000
2.000%, Due 11/15/2021	4,095,000	4,000,463
2.000%, Due 2/15/2022	3,445,000	3,357,125
2.625%, Due 2/28/2023	1,155,000	1,146,834
2.375%, Due 8/15/2024	4,875,000	4,734,653
2.000%, Due 11/15/2026	925,000	859,925
3.125%, Due 11/15/2041	1,290,000	1,303,405
2.500%, Due 5/15/2046	4,570,000	4,058,910

Total U.S. Treasury Obligations (Cost $80,769,996)		80,287,077

	Shares

SHORT-TERM INVESTMENTS - 2.98% (Cost $18,492,913)
Investment Companies - 2.98%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.61%H I	18,492,913	18,492,913

SECURITIES LENDING COLLATERAL - 1.04% (Cost $6,431,278)
Investment Companies - 1.04%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.61%H I	6,431,278	6,431,278

TOTAL INVESTMENTS - 101.11% (Cost $589,969,589)		626,443,279
LIABILITIES, NET OF OTHER ASSETS - (1.11%)		(6,849,835)

TOTAL NET ASSETS - 100.00%		$619,593,444

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $152,288,038 or 24.58% of net assets. Value was determined using significant unobservable inputs.

B Non-income producing security.

C All or a portion of this security is on loan at April 30, 2018.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $9,652,412 or 1.56% of net assets. The Fund has no right to demand registration of these securities.

E A type of Preferred Stock that has no maturity date.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on April 30, 2018.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offering Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

Futures Contracts Open on April 30, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	52	June 2018	$5,221,673	$5,268,900	$47,227
Mini MSCI Emerging Markets Index Futures	27	June 2018	1,580,138	1,555,470	(24,668)
S&P 500 E-Mini Index Futures	53	June 2018	7,058,311	7,014,550	(43,761)

			$13,860,122	$13,838,920	$(21,202)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of April 30, 2018, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$296,631,670	$151,255,617	$-	$447,887,287
Preferred Stocks	-	1,032,421	-	1,032,421
Corporate Obligations	-	43,767,556	-	43,767,556
Foreign Corporate Obligations	-	5,390,096	-	5,390,096
Foreign Sovereign Obligations	-	906,719	-	906,719
Commercial Mortgage-Backed Obligations	-	618,895	-	618,895
Asset-Backed Obligations	-	3,509,062	-	3,509,062
U.S. Agency Mortgage-Backed Obligations	-	18,119,975	-	18,119,975
U.S. Treasury Obligations	-	80,287,077	-	80,287,077
Short-Term Investments	18,492,913	-	-	18,492,913
Securities Lending Collateral	6,431,278	-	-	6,431,278

Total Investments in Securities - Assets	$321,555,861	$304,887,418	$-	$626,443,279

Financial Derivative Instruments - Assets
Futures Contracts	$47,227	$-	$-	$47,227

Total Financial Derivative Instruments - Assets	$47,227	$-	$-	$47,227

Financial Derivative Instruments - Liabilities
Futures Contracts	$(68,429)	$-	$-	$(68,429)

Total Financial Derivative Instruments - Liabilities	$(68,429)	$-	$-	$(68,429)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended April 30, 2018, there were transfers between Level 1 and Level 2, with a fair value of $135,528,742 as a result of a determination made by the Valuation Committee that adjustments should be applied to certain international securities due to significant movements in the market.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†§	$601,519,088
Investments in affiliated securities, at fair value‡	24,924,191
Foreign currency, at fair value	36,471
Cash	318,862
Deposit with brokers for futures contracts	527,028
Dividends and interest receivable	1,524,599
Receivable for investments sold	509,201
Receivable for fund shares sold	4,011
Receivable for tax reclaims	209,920
Prepaid expenses	57,215

Total assets	629,630,586

Liabilities:
Payable for investments purchased	849,099
Payable for fund shares redeemed	1,514,327
Payable for variation margin from open futures contracts (Note 5)	20,988
Payable upon return of securities loaned (Note 9)§	6,431,278
Management and sub-advisory fees payable (Note 2)	498,200
Custody and fund accounting fees payable	595,535
Professional fees payable	92,678
Payable for prospectus and shareholder reports	34,951
Other liabilities	86

Total liabilities	10,037,142

Net assets	$619,593,444

Analysis of net assets:
Paid-in-capital	$568,758,328
Undistributed net investment income	3,878,866
Accumulated net realized gain	10,505,710
Unrealized appreciation of investments in unaffiliated securitiesA	36,473,690
Unrealized (depreciation) of foreign currency transactions	(1,948)
Unrealized (depreciation) of futures contracts	(21,202)

Net assets	$619,593,444

Shares outstanding at no par value (unlimited shares authorized)	56,893,457
Net assets	$619,593,444
Net asset value, offering and redemption price per share	$10.89

† Cost of investments in unaffiliated securities	$565,045,398
‡ Cost of investments in affiliated securities	$24,924,191
§ Fair value of securities on loan	$6,126,228
^ Cost of foreign currency	$36,507
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended April 30, 2018 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$5,221,015
Dividend income from affiliated securities (Note 8)	96,673
Interest income (net of foreign taxes)†	1,735,250
Income derived from securities lending (Note 9)	29,897

Total investment income	7,082,835

Expenses:
Management and sub-advisory fees (Note 2)	959,076
Transfer agent fees	970
Custody and fund accounting fees	236,016
Professional fees	100,587
Registration fees and expenses	49
Prospectus and shareholder report expenses	15,853
Trustee fees (Note 2)	24,148
Other expenses	9,785

Total expenses	1,346,484

Net investment income	5,736,351

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	10,382,234
Commission recapture (Note 1)	353
Foreign currency transactions	1,600
Forward foreign currency contracts	(229)
Futures contracts	604,571
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(3,239,073)
Foreign currency transactions	(5,764)
Futures contracts	(208,412)

Net gain from investments	7,535,280

Net increase in net assets resulting from operations	$13,271,631

† Foreign taxes	$267,649
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Six Months Ended April 30, 2018	March 24, 2017A to October 31, 2017
	(unaudited)
Increase (Decrease) in net assets:
Operations:
Net investment income	$5,736,351	$6,737,536
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	10,988,529	4,904,219
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(3,453,249)	39,903,789

Net increase in net assets resulting from operations	13,271,631	51,545,544

Distributions to shareholders:
Net investment income	(8,830,774)	–
Net realized gain from investments	(5,151,285)	–

Net distributions to shareholders	(13,982,059)	–

Capital share transactions (Note 11):
Proceeds from sales of shares	22,260,222	581,012,142
Reinvestment of dividends and distributions	13,982,058	–
Cost of shares redeemed	(28,256,117)	(20,239,977)

Net increase in net assets from capital share transactions	7,986,163	560,772,165

Net increase in net assets	7,275,735	612,317,709

Net assets:
Beginning of period	612,317,709	–

End of period *	$619,593,444	$612,317,709

*Includes undistributed net investment income	$3,878,866	$6,973,289

A Commencement of operations.

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public. As of April 30, 2018, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of April 30, 2018, based on management’s evaluation of the shareholder account base, 4 accounts in the Diversified Fund have been identified as representing an unaffiliated significant ownership of approximately 90% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the period ended April 30, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$313,854
Sub-Advisor Fees	0.21%	645,222

Total	0.31%	$959,076

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the period ended April 30, 2018, the Manager received securities lending fees of $3,141 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended April 30, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Diversified	$7,613	$3,847	$11,460

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended April 30, 2018, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Class of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended April 30, 2018 there were no waived fees, expenses reimbursed, or recouped expenses.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Funds, and American Beacon Sound Point Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by

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Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers. Certain fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a Fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADR”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to

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provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit

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enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations

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issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended April 30, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These

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foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the

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issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

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U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended April 30, 2018, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of April 30, 2018.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures

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contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended April 30, 2018, the Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period ended April 30, 2018
Diversified	115

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of April 30, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$47,227	$47,227

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(68,429)	$(68,429)

The effect of financial derivative instruments on the Statement of Operations as of April 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(229)	$-	$-	$-	$(229)
Futures contracts	-	-	-	-	604,571	604,571

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(208,412)	$(208,412)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

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Notes to Financial Statements

April 30, 2018 (Unaudited)

6. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, April 30, 2018.

Offsetting of Financial and Derivative Assets as of April 30, 2018:
	Assets	Liabilities
Futures Contracts	$47,227	$68,429

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$47,227	$68,429

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(47,227)	$(68,429)

	Remaining Contractual Maturity of the Agreements As of April 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,431,278	$-	$-	$-	$6,431,278

Total Borrowings	$6,431,278	$-	$-	$-	$6,431,278

Gross amount of recognized liabilities for securities lending transactions and sale buy-back transactions					$6,431,278

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax liabilities in the accompanying financial statements. The tax period ending October 31, 2017 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

As of April 30, 2018 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$590,405,489	$53,884,471	$(17,848,629)	$36,035,842

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended April 30, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$73,070,188	$13,425,927	$78,790,007	$17,011,533

A summary of the Fund’s transactions in the USG Select Fund for the period ended April 30, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	April 30, 2018 Shares/Fair Value	Dividend Income
Diversified	Direct	$11,909,698	$91,181,558	$84,598,343	$18,492,913	$96,673
Diversified	Securities Lending	4,289,326	41,451,545	39,309,593	6,431,278	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of April 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$6,126,228	$6,431,278	$-	$6,431,278

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2018 (Unaudited)

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended April 30, 2018, the Fund did not utilize this facility.

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Six Months Ended April 30, 2018		March 24, 2017A to October 31, 2017
	(unaudited)
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	2,012,211	$22,260,222	58,068,228	$581,012,142
Reinvestment of dividends	1,276,901	13,982,058	-	-
Shares redeemed	(2,547,607)	(28,256,117)	(1,916,276)	(20,239,977)

Net increase in shares outstanding	741,505	$7,986,163	56,151,952	$560,772,165

A Commencement of operations.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Six Months Ended April 30,		March 24, 2017A to October 31,
	2018		2017

	(unaudited)
Net asset value, beginning of period	$10.90		$10.00

Income from investment operations:
Net investment income	0.10		0.12
Net gains on investments (both realized and unrealized)	0.14		0.78

Total income from investment operations	0.24		0.90

Less distributions:
Dividends from net investment income	(0.16)		-
Distributions from net realized gains	(0.09)		-

Total distributions	(0.25)		-

Net asset value, end of period	$10.89		$10.90

Total returnB	2.20	%C	9.00	%C

Ratios and supplemental data:
Net assets, end of period	$619,593,444		$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.43	%D	0.53	%D
Expenses, net of reimbursements	0.43	%D	0.53	%D
Net investment income, before expense reimbursements	1.85	%D	1.86	%D
Net investment income, net of reimbursements	1.85	%D	1.86	%D
Portfolio turnover rate	15	%C	34	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

SAR 04/18

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: July 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: July 10, 2018

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: July 10, 2018